As filed with the Securities and Exchange Commission on March 6, 1996

                                             Registration No. 33-75610
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 2 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                          FRANCIS C. CLEARY, JR., ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)
 /_/immediately upon filing pursuant to paragraph (b) of Rule 485
 /X/on March 11, 1996 pursuant to paragraph (b) of Rule 485
 /_/60 days after filing pursuant to paragraph (a)(1) of Rule 485
 / /on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1995 pursuant to Rule 24f-2 on February 22, 1996.

FCC0133.DOC

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Funds, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5, 6                             The Account and The Series Funds,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a), (b), (c), (d), (e)        Principal Policy Provisions

10(f)                            Voting Privileges

10(g), (h)                       Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Funds

11, 12                           Summary, The Account and The Series
                                 Funds, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Funds

17                               Summary, Principal Policy
                                 Provisions

18                               The Account and The Series Funds,
                                 Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Funds,
                                 Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable


FCC0131.DOC

                                           John Hancock Variable Life
       LOGO                                    Insurance Company

                                                             (JHVLICO)

                SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                           LIFE AND ANNUITY SERVICES
                                  P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117

                   TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                                FAX 617-572-5410

                           PROSPECTUS MARCH 11, 1996

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account V ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the subaccounts"). The assets of each variable subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities and Short-Term U.S. Government and in the Portfolios of M Fund Inc.: Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY...................................................................    1
JHVLICO AND JOHN HANCOCK..................................................    6
THE ACCOUNT AND THE SERIES FUNDS..........................................    6
THE FIXED ACCOUNT.........................................................    9
POLICY PROVISIONS AND BENEFITS............................................   10
  Requirements for Issuance of Policy.....................................   10
  Premiums................................................................   10
  Account Value and Surrender Value.......................................   14
  Death Benefits..........................................................   15
  Death Benefit Options...................................................   15
  Definition of Life Insurance............................................   16
  Excess Value............................................................   16
  Partial Withdrawal of Excess Value......................................   17
  Transfers Among Subaccounts.............................................   17
  Telephone Transfers and Policy Loans....................................   18
  Loan Provisions and Indebtedness........................................   19
  Default and Options on Lapse............................................   20
  Exchange Privilege......................................................   21
CHARGES AND EXPENSES......................................................   21
  Charges Deducted from Premiums..........................................   21
  Sales Charges...........................................................   21
  Administrative Surrender Charge.........................................   23
  Reduced Charges for Eligible Groups.....................................   23
  Charges Deducted from Account Value.....................................   23
DISTRIBUTION OF POLICIES..................................................   26
TAX CONSIDERATIONS........................................................   26
  Policy Proceeds.........................................................   26
  Charge for JHVLICO's Taxes..............................................   27
  Corporate and H.R. 10 Plans.............................................   28
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO......................   28
REPORTS...................................................................   29
VOTING PRIVILEGES.........................................................   29
CHANGES THAT JHVLICO CAN MAKE.............................................   30
STATE REGULATION..........................................................   30
LEGAL MATTERS.............................................................   30
REGISTRATION STATEMENT....................................................   30
EXPERTS...................................................................   31
FINANCIAL STATEMENTS......................................................   31
APPENDIX--OTHER POLICY PROVISIONS.........................................   51
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES
 AND ACCUMULATED PREMIUMS.................................................   53

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    14
      Administrative Surrender Charge.....................................    23
      Attained Age........................................................    15
      Base Policy Premium.................................................    10
      Basic Account Value.................................................    16
      Contingent Deferred Sales Charge....................................    22
      Corridor Factor.....................................................    15
      Current Death Benefit...............................................    15
      Death Benefit Factor................................................    15
      Excess Value........................................................    16
      Experience Component................................................    17
      Fixed Account.......................................................     9
      Grace Period........................................................    20
      Guaranteed Death Benefit............................................    15
      Guaranteed Maximum Recalculation Premium............................    11
      Home Office.........................................................     6
      Indebtedness........................................................    19
      Investment Rule.....................................................    12
      Loan Account........................................................    19
      Minimum First Premium...............................................    10
      Modal...............................................................    10
      Premium Component...................................................    17
      Premium Recalculation...............................................    10
      Required Premium....................................................    10
      Subaccount.......................................................... Cover
      Sum Insured.........................................................    14
      Surrender Value.....................................................    14
      Valuation Date......................................................     8

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock Variable Life Insurance Company ("JHVLICO") issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibilities. JHVLICO also issues in some states an earlier version of these policies. These other policies are offered by means of other prospectuses, but use the same Account and underlying Fund.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: the Owner periodically gives JHVLICO enough premium to meet the premium schedule selected. JHVLICO takes from each premium an amount for taxes, and, from certain premiums, a sales charge. JHVLICO then places the rest of the premium into as many as ten subaccounts as directed by the Owner. The assets allocated to each variable subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each subaccount and credits or charges each subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. JHVLICO guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issue of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that JHVLICO credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the subaccounts to which the amounts are allocated at the direction of the Owner. JHVLICO does not guarantee a minimum amount of Account Value. Therefore, the Owner bears the investment risk for that portion of the Account Value allocated to the variable subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT V?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. Each variable subaccount within the Account is invested in a corresponding Portfolio of John Hancock Variable Series Trust I or of M Fund, Inc., each of which is a "series" type of mutual fund. The Portfolios of the Funds which are currently available are Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities, Short-Term U.S. Government, Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  John Hancock receives a fee from John Hancock Variable Series Trust I for providing investment management services with respect to the Stock, Bond and Money Market Portfolios at an annual rate of .25% of the average daily net assets; with respect to the Select Stock and Managed Portfolios, at an annual rate of .40% of the first $500 million of the average daily net assets and at lesser percentages for amounts above $500 million; with respect to the Short-Term U.S. Government Securities Portfolio, at an annual rate of .50% of the first $250 million of the average daily net assets and at lesser percentages for amounts above $250 million; with respect to the Real Estate Equity Portfolio, at an annual rate of .60% of the first $300 million of the average daily net assets and at lesser percentages for amounts above $300 million, and with respect to the International Portfolio, at an annual rate of .60% of the first $250 million of the average daily net assets and at lesser percentages for amounts above $250 million; with respect to the Special Opportunities Portfolio, at an annual rate of .75% of the first $250 million of the average daily net assets and at lesser percentages for amounts above $250 million.

  M Financial Investment Advisers, Inc., receives a fee from M Fund, Inc. for providing investment management services with respect to the Overseas Equity Portfolio at an annual rate of 1.05% of the first $10 million of the average daily net assets and at an annual rate of .90% of the next $15 million of the average daily net assets and at lesser percentages for amounts above $25 million; with respect to the Core Growth Portfolio at an annual rate of .45% of the average daily net assets; and with respect to the Capital Appreciation Portfolio at an annual rate of .90% of the average daily net assets.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. JHVLICO currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 per Policy (currently $6.00).

  Insurance Charge. A charge based upon the amount for which JHVLICO is at risk, considering the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. JHVLICO currently intends to reduce this charge beginning in the tenth Policy year.

  Guaranteed Death Benefit Charge. A charge not to exceed 3c per $1000 of current Sum Insured (currently 1c per $1000) deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily at an effective annual rate of .60% of the assets of the Account.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is made at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of the subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the subaccounts for the Policy, decreased by any charges made against the Account Value, and increased or decreased by the investment experience of the subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by

JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO's Home Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the subaccounts and the investment management fee of the Funds.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are over $45 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1986 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in the subaccounts of the Account are invested in corresponding Portfolios of the Funds, but the assets of one variable subaccount are not necessarily legally insulated from liabilities associated with another variable subaccount. New variable subaccounts may be added or existing variable subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Stock Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies believed by management to offer growth potential over both the intermediate and long-term.

 Select Stock Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks of companies believed by management to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 International Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

 Special Opportunities Portfolio

  The investment objective of this Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

 Short-Term U.S. Government Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  John Hancock acts as the investment manager for the Portfolios described above and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, Massachusetts, provides sub-investment advice with respect to the Stock, Select Stock, Managed, Real Estate Equity and Short-Term U.S. Government Portfolio. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, Massachusetts, and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to International Portfolio, and John Hancock Advisers, Inc. does likewise with respect to the Bond and Special Opportunities Portfolios.

 Edinburgh Overseas Equity Portfolio

  Its investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

 Turner Core Growth Portfolio

  The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

 Frontier Capital Appreciation Portfolio

  This Portfolio seeks maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  M Financial Investment Advisers, Inc. acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; and Frontier Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable subaccount based on, among other things, the amount of net premiums allocated to the variable subaccount, distributions reinvested, transfers to, from and among variable subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Policies issued in certain jurisdictions and in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations set forth in this Prospectus may differ for such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with JHVLICO's established rules and rates. Premiums are payable at JHVLICO's Home Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by JHVLICO at the time of issue of the Policy.

  A Minimum First Premium must be received by JHVLICO at its Home Office before the Policy is in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by JHVLICO at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by JHVLICO when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, JHVLICO determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by JHVLICO at its Home Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by JHVLICO as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by JHVLICO and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for JHVLICO to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 55, of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.

                                             Base Policy Premium Following
Policy Anniversary of                  Recalculation Assuming Hypothetical Gross
Premium Recalculation                          Annual Rate of Return of:
---------------------                  ------------------------------------------
                                            0%            6%            12%
                                       ------------- ------------- --------------
 0(Issue Date)........................     $1,414.00     $1,414.00     $1,414.00
 5....................................     $1,607.99     $1,581.92     $1,551.41
10....................................     $1,900.30     $1,791.31     $1,635.15
15....................................     $2,334.72     $2,058.15     $1,566.76
20....................................     $3,008.11     $2,433.77     $1,151.92
25....................................     $4,077.27     $2,998.48         $0.00
30....................................     $5,845.15     $3,914.46         $0.00
35*...................................     $8,404.00     $5,561.76         $0.00

--------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently 1-1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates JHVLICO for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by JHVLICO for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at JHVLICO's Home Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any one or more of the ten subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a subaccount may not be less than 1 %, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Home Office of notice satisfactory to JHVLICO. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

    (4) That portion of any premium that JHVLICO delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. JHVLICO reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, JHVLICO will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, JHVLICO will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and JHVLICO will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If JHVLICO receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, JHVLICO sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, JHVLICO has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will JHVLICO refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, JHVLICO will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable subaccount's investment experience, the proportion of the Account Value invested in each subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Home Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to JHVLICO in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which JHVLICO would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender

Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. JHVLICO guarantees that, regardless of the investment experience of the subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  At the time of application for a Policy, the Owner must select from among three death benefit options. After issue of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as JHVLICO may require. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Policy's Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to a Policy's Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that JHVLICO sends to each Owner will specify the amount of any excess value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year.

  The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

  Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under JHVLICO's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Home Office. The minimum amount that may be withdrawn is $1,000. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. A charge of $20 is made against Account Value for each partial withdrawal. A withdrawal will reduce the death benefit under the Variable Death Benefit Option by the amount withdrawn and the associated charge. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn will be removed from each subaccount in the same proportion as the Account Value is then allocated among the subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among subaccounts or (2) designate the dollar amount of funds to be transferred among subaccounts. The reallocation must be such that the total in the subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Home Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Home Office. (JHVLICO reserves the right to defer such Fixed Account transfers for six months.) Transfers among variable subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten subaccounts. No transfers may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to any one or more but not more than nine of any other variable subaccounts but the amount to be transferred monthly to any subaccount must be $100 or more.

  Once the election is received in form satisfactory to JHVLICO at its Home Office, transfers will begin on approximately the start of the second month following its receipt. To make an election or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by JHVLICO at its Home Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543. During periods of heavy telephone usage, implementing a telephone transfer or policy loan may be difficult. If an Owner is unable to reach JHVLICO via the above number, the Owner should send a written request via fax to 1-800-621-0448. (Any requests via fax are considered telephone requests and are bound by the conditions in the Owner's signed telephone authorization form.) Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transaction instructions which JHVLICO reasonably believes to be genuine. JHVLICO employs procedures which include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued daily. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to the Loan Account, a portion of JHVLICO's general account. Each subaccount will be reduced in the same proportion as the Account Value is then allocated among the subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate subaccounts as stipulated in the current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate subaccounts as stipulated in the current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in the Loan Account is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and, thereafter, .5% less than the loan interest rate. This rate will usually be different than the net return for the subaccounts. Since the Loan Account and the remaining portion of the Account Value will generally have different rates of investment return, any death benefit above the Guaranteed Death Benefit, the Account Value, and the Surrender Value are permanently affected by any Indebtedness, whether or not repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Home Office notice of the transfer satisfactory to JHVLICO.

                           -------------------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. Premium taxes vary from state to state, ranging from zero to 4% currently. A charge of 2.35% is made, regardless of the premium tax imposed by any state. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to JHVLICO of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". JHVLICO has determined that this charge is reasonable in relation to JHVLICO's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. JHVLICO will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. JHVLICO currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  JHVLICO will waive a portion of the sales charge (it is currently waiving a portion equal to 1-1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year.

  Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and (b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).

                                                  Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Base Policy
                                                   Premiums Due Through Effective
   For Surrenders or Lapses Effective During:        Date of Surrender or Lapse
   ------------------------------------------   -------------------------------------
    Policy Years 1-6.......................                     15.00%
    Policy Year 7..........................                     12.85%
    Policy Year 8..........................                     10.00%
    Policy Year 9..........................                      7.77%
    Policy Year 10.........................                      6.00%
    Policy Year 11.........................                      4.55%
    Policy Year 12.........................                      2.92%
    Policy Year 13.........................                      1.54%
    Policy Year 14 and Later...............                         0%

--------

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by JHVLICO at some future date.

  This charge is made to compensate JHVLICO for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered upon an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. JHVLICO will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. JHVLICO will deduct from Account Value a monthly charge not to exceed $8 per Policy. The current monthly charge is $6 per Policy.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. JHVLICO may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980
Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  A reduction in the insurance charge may be made to a Policy beginning on the first day of the first month in the tenth Policy year. This reduction is not guaranteed but it is JHVLICO's present intention to effect this reduction in the tenth and following Policy years as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the then Account Value. This percentage will begin at an annual effective rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage in Policy year 11 would be at an effective annual rate of .21%, in Policy year 20 would be .30% and in Policy year 30 would be .40%.

  JHVLICO reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  JHVLICO also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. JHVLICO deducts a charge from that portion of the Account Value attributable to the variable subaccounts for the minimum death benefit that has been guaranteed. JHVLICO guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, JHVLICO currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by JHVLICO but will never exceed 3c per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1-1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by JHVLICO at an effective annual rate of .60% of the value of the Account's assets attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1,000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fee. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fee which is described briefly in the summary of this prospectus and of certain non-advisory operating expenses. For a full description of these deductions, see the attached prospectuses for the Funds.

   The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in cash. For each month that JHVLICO is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives of John Hancock or other broker-dealer firms. John Hancock performs insurance underwriting, determines whether to accept or reject the application for a Policy and the insured's risk classification and, pursuant to a sales agreement among John Hancock, JHVLICO, and the Account, acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  John Hancock's representatives are compensated for sales of the Policies on a commission and service fee basis by John Hancock, and JHVLICO reimburses John Hancock for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 50% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 8% of such premiums payable in the second, third and fourth Policy years and 3% of any such premiums received by JHVLICO in later years. The maximum commission on any other premium paid in any year is 3%.

  Agents with less than four years of service with John Hancock and agents compensated on salary plus bonus or level commission programs may be paid on a different basis. Agents who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  John Hancock is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. John Hancock is not a member of the Securities Investor Protection Corporation because it is exempt from membership in that organization. The Policies may be sold through other registered broker-dealers whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for John Hancock's agents. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred.

  John Hancock serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and S. John Hancock is also the investment manager and principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal

Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards. Furthermore, JHVLICO reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59-1/2. Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JHVLICO'S TAXES

  Except for the DAC Tax charge, currently JHVLICO makes no charge for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

              BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

   Directors--Officers               Principal Occupations
   -------------------               ---------------------
   David F. D'Alessandro   Chairman of the Board and Chief Execu-
                           tive Officer of JHVLICO; Senior Execu-
                           tive Vice President and Director, John
                           Hancock Mutual Life Insurance Company.
   Henry D. Shaw           Vice Chairman of the Board and President
                           of JHVLICO; Senior Vice President, John
                           Hancock Mutual Life Insurance Company.
   Thomas J. Lee           Director of JHVLICO; Vice President,
                           John Hancock Mutual Life Insurance Com-
                           pany.
   Michele G. Van Leer     Director of JHVLICO; Vice President,
                           John Hancock Mutual Life Insurance Com-
                           pany.
   Francis C. Cleary, Jr.  Director and Counsel, JHVLICO; Vice
                           President and Counsel, John Hancock Mu-
                           tual Life Insurance Company.
   Joseph A. Tomlinson     Director and Vice President, JHVLICO;
                           Vice President, John Hancock Mutual Life
                           Insurance Company.
   Robert R. Reitano       Director of JHVLICO; Second Vice Presi-
                           dent, John Hancock Mutual Life Insurance
                           Company.
   Robert S. Paster        Director and Actuary of JHVLICO; Second
                           Vice President, John Hancock Mutual Life
                           Insurance Company.
   Barbara L. Luddy        Director, JHVLICO; Second Vice Presi-
                           dent, John Hancock Mutual Life Insurance
                           Company.
   Daniel L. Ouellette     Vice President, Marketing, JHVLICO; Vice
                           President, John Hancock Mutual Life In-
                           surance Company.
   Patrick F. Smith        Controller of JHVLICO; Assistant Con-
                           troller, John Hancock Mutual Life Insur-
                           ance Company.

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. JHVLICO will vote the shares of each of the Portfolios of the Funds which are deemed attributable to Policies at regular and special meetings of the Funds' shareholders in accordance with instructions received from Owners of such policies. Shares of the Funds held in the Account which are not attributable to policies and shares for which instructions from Owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all policies funded through the Account's corresponding variable subaccounts.

  The number of Fund shares held in each variable subaccount deemed attributable to each Owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable subaccount are invested. Fractional votes will be counted. The number of shares as to which the Owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for the Funds. JHVLICO also may disregard voting instructions in favor of changes initiated by an Owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Owners.

                         CHANGES THAT JHVLICO CAN MAKE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. JHVLICO would notify Owners of any of the foregoing changes and, to the extent legally required, obtain approval of Owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Francis C. Cleary, Jr., Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995

                                                                                                              Short-Term
                      Select                                           Real Estate    Special                    U.S.
                      Stock        Bond     International Money Market   Equity    Opportunities    Stock     Government
                    Subaccount  Subaccount   Subaccount    Subaccount  Subaccount   Subaccount    Subaccount  Subaccount
                   ------------ ----------- ------------- ------------ ----------- ------------- ------------ ----------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value ..........  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,152  $217,256,965 $2,466,466
Receivable from
 John Hancock
 Variable Life
 Insurance
 Company.........       172,252      67,008      125,749      687,213       12,476       82,622       154,538     15,053
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total Assets....   113,821,730  56,444,110   31,058,539   20,371,227   22,259,324   20,249,774   217,411,503  2,481,519
Liabilities
Payable to John
 Hancock Variable
 Series Trust I .       166,670      64,238      124,279      686,277       11,432       81,681       143,853     14,960
Asset charges
 payable ........         5,582       2,770        1,470          936        1,044          940        10,686         93
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total
  Liabilities....       172,252      67,008      125,749      687,213       12,476       82,621       154,539     15,053
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
Total Net Assets.  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,153  $217,256,964 $2,466,466
                   ============ ===========  ===========  ===========  ===========  ===========  ============ ==========
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --          --   $   902,753          --   $   933,401  $   683,604           --  $1,907,125
Attributable to
 Policyholders...  $113,649,478 $56,377,102   30,030,037  $19,684,014   21,313,447   19,483,549  $217,256,964    559,341
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total Net As-
  sets...........  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,153  $217,256,964 $2,466,466
                   ============ ===========  ===========  ===========  ===========  ===========  ============ ==========
                     Managed
                    Subaccount
                   ------------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value ..........  $262,405,591
Receivable from
 John Hancock
 Variable Life
 Insurance
 Company.........       454,178
                   ------------
 Total Assets....   262,859,769
Liabilities
Payable to John
 Hancock Variable
 Series Trust I .       441,295
Asset charges
 payable ........        12,883
                   ------------
 Total
  Liabilities....       454,178
                   ------------
Total Net Assets.  $262,405,591
                   ============
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --
Attributable to
 Policyholders...  $262,405,591
                   ------------
 Total Net As-
  sets...........  $262,405,591
                   ============


See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF OPERATIONS

                       Select Stock Subaccount                Bond Subaccount               International Subaccount
                  ---------------------------------- ---------------------------------- ----------------------------------
                       Year Ended December 31             Year Ended December 31             Year Ended December 31
                  ---------------------------------- ---------------------------------- ----------------------------------
                     1995        1994        1993       1995       1994         1993       1995       1994         1993
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Investment
 Income:
 Distributions
  received from
  the Portfolios
  of John Hancock
  Variable Series
  Trust I........ $ 9,127,019 $2,816,218  $1,554,404 $3,997,055  $2,577,160  $2,170,190 $  313,290 $   334,752  $  190,792
Expenses:
 Mortality and
  expense risks..     527,639    251,870     112,906    288,879     210,831     178,618    158,467      92,706      23,714
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
 Net Investment
  Income.........   8,599,380  2,564,348   1,441,498  3,708,176   2,366,329   1,991,572    154,823     242,046     167,078
Net realized and
 Unrealized Gain
 (Loss) on
 Investments:
 Net realized
  gain...........     839,997    637,109     599,094     63,373     126,799     603,946    709,715     390,493     100,167
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........  13,485,769 (4,019,164)    294,584  4,386,358  (3,555,116)    195,384  1,169,158  (1,861,119)  1,229,760
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments.....  14,325,766 (3,382,055)    893,678  4,449,731  (3,428,317)    799,330  1,878,873  (1,470,626)  1,329,927
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Net Increase
 (Decrease) in
 Net Assets
 Resulting From
 Operations...... $22,925,146  $(817,707) $2,335,176 $8,157,907 $(1,061,988) $2,790,902 $2,033,696 $(1,228,580) $1,497,005
                  =========== ==========  ========== ========== ===========  ========== ========== ===========  ==========
                    Money Market Subaccount
                  ----------------------------
                     Year Ended December 31
                  ----------------------------
                     1995      1994     1993
                  ---------- -------- --------
Investment
 Income:
 Distributions
  received from
  the Portfolios
  of John Hancock
  Variable Series
  Trust I........ $1,021,645 $730,311 $179,437
Expenses:
 Mortality and
  expense risks..    108,941  108,665   35,572
                  ---------- -------- --------
 Net Investment
  Income.........    912,704  621,646  143,865
Net realized and
 Unrealized Gain
 (Loss) on
 Investments:
 Net realized
  gain...........         --       --       --
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........         --       --       --
                  ---------- -------- --------
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments.....         --       --       --
                  ---------- -------- --------
Net Increase
 (Decrease) in
 Net Assets
 Resulting From
 Operations...... $  912,704 $621,646 $143,865
                  ========== ======== ========

------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                                                            Special
                                                         Opportunities
                   Real Estate Equity Subaccount          Subaccount*                Stock Subaccount
                   -------------------------------  ----------------------- -----------------------------------
                      Year Ended December 31                   Period Ended       Year Ended December 31
                   -------------------------------             December 31  -----------------------------------
                      1995       1994       1993       1995        1994        1995        1994         1993
                   ----------  ---------  --------  ---------- ------------ ----------- -----------  ----------
Investment
Income:
 Distributions
 received from
 the Portfolios
 of John Hancock
 Variable Series
 Trust I.........  $1,424,926  $ 993,202  $356,397  $  483,189   $ 17,225   $20,402,345 $ 8,501,308  $8,517,796
Expenses:
 Mortality and
 expense risks...     117,861     89,294    38,740      57,525      4,657     1,040,658     679,481     489,537
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
 Net Investment
 Income..........   1,307,065    903,908   317,657     425,664     12,568    19,361,687   7,821,827   8,028,259
Net Realized and
Unrealized Gain
(Loss) on
Investments:
 Net realized
 gain (loss).....    (132,712)   302,731   381,959     118,503     (5,379)    1,182,185     913,991   1,623,888
 Net unrealized
 appreciation
 (depreciation)
 during the year.   1,164,732   (984,298)  (16,951)  2,655,206     (8,734)   28,390,863  (9,911,015)    190,590
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
Net Realized and
Unrealized Gain
(Loss) on
Investments......   1,032,020   (681,567)  365,008   2,773,709    (14,113)   29,573,048  (8,997,024)  1,814,478
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
Net Increase
(Decrease) in Net
Assets Resulting
From Operations..  $2,339,085  $ 222,341  $682,665  $3,199,373   $ (1,545)  $48,934,735 $(1,175,197) $9,842,737
                   ==========  =========  ========  ==========   ========   =========== ===========  ==========
                        Short-Term
                           U.S.
                        Government
                        Subaccount*               Managed Subaccount
                   --------------------- -------------------------------------
                            Period Ended        Year Ended December 31
                            December 31  -------------------------------------
                     1995       1994        1995         1994         1993
                   -------- ------------ ----------- ------------- -----------
Investment
Income:
 Distributions
 received from
 the Portfolios
 of John Hancock
 Variable Series
 Trust I.........  $103,070   $ 26,186   $24,582,126 $  7,481,584  $10,157,641
Expenses:
 Mortality and
 expense risks...     8,335        729     1,324,428      953,550      725,512
                   -------- ------------ ----------- ------------- -----------
 Net Investment
 Income..........    94,735     25,457    23,257,698    6,528,034    9,432,129
Net Realized and
Unrealized Gain
(Loss) on
Investments:
 Net realized
 gain (loss).....    20,630     (1,779)    3,530,479    1,168,573    2,225,422
 Net unrealized
 appreciation
 (depreciation)
 during the year.    77,274    (23,668)   24,157,024  (12,012,242)     830,965
                   -------- ------------ ----------- ------------- -----------
Net Realized and
Unrealized Gain
(Loss) on
Investments......    97,904    (25,447)   27,687,503  (10,843,669)   3,056,387
                   -------- ------------ ----------- ------------- -----------
Net Increase
(Decrease) in Net
Assets Resulting
From Operations..  $192,639   $     10   $50,945,201 $ (4,315,635) $12,488,516
                   ======== ============ =========== ============= ===========

----
* The Short-Term U.S. Government and the Special Opportunities subaccounts commenced operations on May 1 and May 6, 1994, respectively.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF CHANGES IN NET ASSETS

                          Select Stock Subaccount                     Bond Subaccount
                    --------------------------------------  -------------------------------------
                           Year ended December 31                 Year ended December 31
                    --------------------------------------  -------------------------------------
                        1995         1994         1993         1995         1994         1993
                    ------------  -----------  -----------  -----------  -----------  -----------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $  8,599,380  $ 2,564,348  $ 1,441,498  $ 3,708,176  $ 2,366,329  $ 1,991,572
 Net realized
  gains...........       839,997      637,109      599,094       63,373      126,799      603,946
 Net unrealized
  appreciation
  (depreciation)
  during the year.    13,485,769   (4,019,164)     294,584    4,386,358   (3,555,116)     195,384
                    ------------  -----------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    22,925,146     (817,707)   2,335,176    8,157,907   (1,061,988)   2,790,902
 From policyholder
  transactions:
 Net premiums from
  policyholders       51,711,591   51,007,044   18,577,185   23,206,469   20,368,275   16,530,998
 Net benefits to
  policyholders      (19,250,850) (18,333,049)  (7,776,653) (14,981,037) (11,586,357) (11,672,488)
                    ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in
  net assets from
  policyholder
  transactions....    32,460,741   32,673,995   10,800,532    8,225,432    8,781,918    4,858,510
                    ------------  -----------  -----------  -----------  -----------  -----------
  Net increase in
   net assets.....    55,385,887   31,856,288   13,135,708   16,383,339    7,719,930    7,649,412
Net Assets:
 Beginning of
  year............    58,263,591   26,407,303   13,271,595   39,993,763   32,273,833   24,624,421
                    ------------  -----------  -----------  -----------  -----------  -----------
 End of year......  $113,649,478  $58,263,591  $26,407,303  $56,377,102  $39,993,763  $32,273,833
                    ============  ===========  ===========  ===========  ===========  ===========
                         International Subaccount              Money Market Subaccount
                    ------------------------------------- -------------------------------------
                          Year ended December 31                Year ended December 31
                    ------------------------------------- -------------------------------------
                       1995         1994         1993        1995         1994         1993
                    ------------ ------------ ----------- ------------ ------------ -----------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $   154,823  $   242,046  $  167,078  $   912,704  $   621,646  $  143,865
 Net realized
  gains...........      709,715      390,493     100,167           --           --          --
 Net unrealized
  appreciation
  (depreciation)
  during the year.    1,169,158   (1,861,119)  1,229,760           --           --          --
                    ------------ ------------ ----------- ------------ ------------ -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    2,033,696   (1,228,580)  1,497,005      912,704      621,646     143,865
 From policyholder
  transactions:
 Net premiums from
  policyholders      17,644,301   21,632,192   5,920,835   21,430,904   58,454,926   8,826,180
 Net benefits to
  policyholders     (12,682,229)  (5,717,640) (1,262,467) (19,852,589) (51,398,824) (4,772,045)
                    ------------ ------------ ----------- ------------ ------------ -----------
 Net increase in
  net assets from
  policyholder
  transactions....    4,962,072   15,914,552   4,658,368    1,578,315    7,056,102   4,054,135
                    ------------ ------------ ----------- ------------ ------------ -----------
  Net increase in
   net assets.....    6,995,768   14,685,972   6,155,373    2,491,019    7,677,748   4,198,000
Net Assets:
 Beginning of
  year............   23,937,022    9,251,050   3,095,677   17,192,995    9,515,247   5,317,247
                    ------------ ------------ ----------- ------------ ------------ -----------
 End of year......  $30,932,790  $23,937,022  $9,251,050  $19,684,014  $17,192,995  $9,515,247
                    ============ ============ =========== ============ ============ ===========

------

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                                                                  Special
                                Real Estate                    Opportunities
                             Equity Subaccount                   Subacount*                   Stock Subaccount
                    -------------------------------------  -----------------------  ---------------------------------------
                                Year Ended                      Period ended                     Year Ended
                                December 31                     December 31                      December 31
                    -------------------------------------  -----------------------  ---------------------------------------
                       1995         1994         1993         1995         1994         1995          1994         1993
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
Increase
(decrease) in Net
Assets
 From operations:
 Net investment
 income...........  $ 1,307,065  $   903,908  $   317,657  $   425,664  $   12,568  $ 19,361,687  $  7,821,827  $ 8,028,259
 Net realized
 gains (losses)...     (132,712)     302,731      381,959      118,503      (5,379)    1,182,185       913,991    1,623,888
 Net unrealized
 appreciation
 (depreciation)
 during the year..    1,164,732     (984,298)     (16,951)   2,655,206      (8,734)   28,390,863    (9,911,015)     190,590
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..    2,339,085      222,341      682,665    3,199,373      (1,545)   48,934,735    (1,175,197)   9,842,737
 From policyholder
 transactions:
 Net premiums from
 policyholders       10,547,817   13,824,052    9,937,807   15,268,369   5,297,072    76,729,116    67,541,450   54,985,522
 Net benefits to
 policyholders      (10,156,449)  (5,898,220)  (2,766,409)  (3,375,070)   (221,046)  (41,442,095)  (31,434,994) (29,859,615)
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 Net increase in
 net assets from
 policyholder
 transactions.....      391,368    7,925,832    7,171,398   11,893,299   5,076,026    35,287,021    36,106,456   25,125,907
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
  Net increase in
  net assets......    2,730,453    8,148,173    7,854,063   15,092,672   5,074,481    84,221,756    34,931,259   34,968,644
Net assets:
 Beginning of
 year.............   19,516,395   11,368,222    3,514,159    5,074,481         --    133,035,208    98,103,949   63,135,305
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 End of year......  $22,246,848  $19,516,395  $11,368,222  $20,167,153  $5,074,481  $217,256,964  $133,035,208  $98,103,949
                    ===========  ===========  ===========  ===========  ==========  ============  ============  ===========
                         Short-Term
                            U.S.
                         Government
                         Subaccount*                  Managed Subaccount
                    ----------------------- -----------------------------------------
                        Period ended                      Year Ended
                         December 31                     December 31
                    ----------------------- -----------------------------------------
                       1995        1994         1995          1994          1993
                    ----------- ----------- ------------- ------------- -------------
Increase
(decrease) in Net
Assets
 From operations:
 Net investment
 income...........  $   94,735  $   25,457  $ 23,257,698  $  6,528,034  $  9,432,129
 Net realized
 gains (losses)...      20,630      (1,779)    3,530,479     1,168,573     2,225,422
 Net unrealized
 appreciation
 (depreciation)
 during the year..      77,274     (23,668)   24,157,024   (12,012,242)      830,965
                    ----------- ----------- ------------- ------------- -------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..     192,639          10    50,945,201    (4,315,635)   12,488,516
 From policyholder
 transactions:
 Net premiums from
 policyholders       2,846,775   1,178,590    80,690,820    87,141,271    67,668,655
 Net benefits to
 policyholders      (1,637,415)   (114,133)  (48,646,275)  (43,706,261)  (40,199,547)
                    ----------- ----------- ------------- ------------- -------------
 Net increase in
 net assets from
 policyholder
 transactions.....   1,209,360   1,064,457    32,044,545    43,435,010    27,469,108
                    ----------- ----------- ------------- ------------- -------------
  Net increase in
  net assets......   1,401,999   1,064,457    82,989,746    39,119,375    39,957,624
Net assets:
 Beginning of
 year.............   1,064,467         --    179,415,845   140,296,470   100,338,846
                    ----------- ----------- ------------- ------------- -------------
 End of year......  $2,466,466  $1,064,467  $262,405,591  $179,415,845  $140,296,470
                    =========== =========== ============= ============= =============

----
* The Short-Term U.S. Government and the Special Opportunities subaccounts commenced operations on May 1 and May 6, 1994, respectively.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE 1--ORGANIZATION

John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new portfolios are added to the Fund, or as other investment options are developed and made available to policyholders. The nine portfolios of the Fund which are currently available are Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government and Managed. Each portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment in shares of the Fund are valued at the reported net asset values of the respective portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

Federal Income Taxes: The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses: JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of
 .60% of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTE 3--NET ASSETS

The net assets attributable to JHVLICO represent JHVLICO's funds deposited in the Account. At its discretion, these amounts may be transferred by JHVLICO to its general account.

NOTE 4--TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

NOTE 5--DETAILS OF INVESTMENT

The details of the shares owned and cost and value of investments in the portfolios of the Fund at December 31, 1995 were as follows:

                                             Shares
                Portfolio                    Owned        Cost        Value
                ---------                  ---------- ------------ ------------
Select Stock..............................  6,543,480 $103,139,549 $113,649,478
Bond......................................  5,566,616   54,653,090   56,377,102
International.............................  1,981,646   30,163,057   30,392,791
Money Market..............................  1,968,401   19,684,014   19,684,014
Real Estate Equity........................  1,902,059   21,767,182   22,246,849
Special Opportunities.....................  1,529,602   17,520,681   20,167,153
Stock..................................... 15,583,784  197,432,046  217,256,965
Short-Term U.S. Government................    241,045    2,412,860    2,466,467
Managed................................... 19,116,115  244,207,400  262,405,591
                                           ---------- ------------ ------------
                                           54,432,748 $690,979,879 $744,646,410
                                           ========== ============ ============

Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the portfolios of the Fund during 1995, were as follows:

                      Portfolio                         Purchases      Sales
                      ---------                        ------------ -----------
Select Stock.......................................... $ 49,568,131 $ 8,508,010
Bond..................................................   18,755,232   6,821,624
International.........................................   11,419,611   6,302,715
Money Market..........................................   30,725,098  28,234,079
Real Estate Equity....................................    7,174,344   5,475,910
Special Opportunities.................................   13,145,725     826,762
Stock.................................................   66,187,098  11,538,389
Short-Term U.S. Government............................    2,665,120   1,361,025
Managed...............................................   77,829,013  22,526,769
                                                       ------------ -----------
                                                       $277,469,372 $91,595,283
                                                       ============ ===========

               REPORTS OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V
 of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the "Account") (comprising, respectively, Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government, and Managed Subaccounts) as of December 31, 1995, and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended for the Select Stock, Bond, International, Money Market, Real Estate Equity, Stock, and Managed Subaccounts; the related statements of operations and statements of changes in net assets for the year ended December 31, 1995 and for the period from May 6, 1994 (commencement of operations) to December 31, 1994 for the Special Opportunities Subaccount; and the related statements of operations and statements of changes in net assets for the year ended December 31, 1995 and for the period from May 1, 1994 (commencement of operations) to December 31, 1994 for the Short-Term U.S. Government Subaccount. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1995, and the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.
                                                              Ernst & Young LLP

Boston, Massachusetts
February 9, 1996

                               ----------------
Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               Ernst & Young LLP

Boston, Massachusetts
February 7, 1996

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                               December 31
                                                            ------------------
                                                              1995      1994
                                                              ----      ----
                                                              (In millions)
Assets
Bonds--Note 7.............................................. $  552.8  $  458.3
Preferred stocks...........................................      5.0       5.3
Common stocks..............................................      1.7       1.9
Investment in affiliates...................................     65.3      59.9
Mortgage loans on real estate--Note 7......................    146.7     148.5
Real estate................................................     36.4      27.8
Policy loans...............................................     61.8      47.3
Cash items:
  Cash in banks............................................     11.6      29.3
  Temporary cash investments...............................     65.0      46.7
                                                            --------  --------
                                                                76.6      76.0
Premiums due and deferred..................................     39.6      43.9
Investment income due and accrued..........................     18.6      14.7
Other general account assets...............................     20.8      22.3
Assets held in separate accounts...........................  2,421.0   1,721.0
                                                            --------  --------
TOTAL ASSETS............................................... $3,446.3  $2,626.9
                                                            ========  ========
Obligations and Stockholder's Equity
OBLIGATIONS:
  Policy reserves.......................................... $  671.1  $  638.6
  Federal income and other taxes payable--Note 1...........     14.2      17.3
  Other accrued expenses...................................     79.9      22.8
  Asset valuation reserve--Note 1..........................     15.4      12.6
  Obligations related to separate accounts.................  2,417.0   1,717.7
                                                            --------  --------
TOTAL OBLIGATIONS..........................................  3,197.6   2,409.0
Stockholder's Equity--Notes 2 and 6
  Common Stock, $50 par value; authorized 50,000 shares;
   issued and outstanding 50,000 shares--1995; 20,000
   shares--1994............................................      2.5      25.0
  Paid-in capital..........................................    377.5     355.0
  Unassigned deficit.......................................   (131.3)   (162.1)
                                                            --------  --------
TOTAL STOCKHOLDER'S EQUITY.................................    248.7     217.9
                                                            --------  --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY................. $3,446.3  $2,626.9
                                                            ========  ========

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                  Year Ended December 31
                                                  ------------------------
                                                     1995         1994
                                                     ----         ----
                                                       (In millions)
Income
  Premiums....................................... $     570.9  $     430.5
  Net investment income--Note 4..................        62.1         57.6
  Other, net.....................................        85.7         95.5
                                                  -----------  -----------
                                                        718.7        583.6
Benefits and Expenses
  Payments to policyholders and beneficiaries....       213.4        187.5
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries...       282.4        185.3
  Expenses of providing service to policyholders
   and obtaining new insurance--Note 6...........       150.7        168.9
  Cost of restructuring..........................         0.0          3.0
  State and miscellaneous taxes..................        12.7         11.3
                                                  -----------  -----------
                                                        659.2        556.0
                                                  -----------  -----------
    GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
     TAXES AND NET REALIZED CAPITAL GAINS........        59.5         27.6
Federal income taxes--Note 1.....................        28.4         15.0
                                                  -----------  -----------
    GAIN FROM OPERATIONS BEFORE NET REALIZED
     CAPITAL GAINS...............................        31.1         12.6
Net realized capital gains--Note 5...............         0.5          0.4
                                                  -----------  -----------
    NET INCOME...................................        31.6         13.0
Unassigned deficit at beginning of year..........      (162.1)      (177.2)
Net unrealized capital losses and other adjust-
 ments--Note 5...................................        (3.0)        (1.5)
Valuation reserve changes--Note 1................         0.0          2.7
Change in separate account surplus...............         0.7          0.0
Other reserves and adjustments...................         1.5          0.9
                                                  -----------  -----------
    UNASSIGNED DEFICIT AT END OF YEAR............     $(131.3)     $(162.1)
                                                  ===========  ===========

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                      Years Ended December 31
                                                      -----------------------
                                                         1995         1994
                                                         ----         ----
                                                           (In millions)
Cash flows from operating activities:
  Insurance premiums................................. $     574.0  $     436.4
  Net investment income..............................        59.2         57.9
  Benefits to policyholders and beneficiaries........      (198.3)      (175.3)
  Dividends paid to policyholders....................       (13.2)       (11.9)
  Insurance expenses and taxes.......................      (161.5)      (180.6)
  Net transfers to separate accounts.................      (257.4)      (146.6)
  Other, net.........................................        40.6         72.8
                                                      -----------  -----------
      NET CASH PROVIDED FROM OPERATIONS..............        43.4         52.7
                                                      -----------  -----------
Cash flows used in investing activities:
  Bond purchases.....................................      (172.5)       (94.1)
  Bond sales.........................................        18.9         23.1
  Bond maturities and scheduled redemptions..........        36.0         22.3
  Bond prepayments...................................        20.6         24.7
  Stock purchases....................................        (1.7)        (1.5)
  Proceeds from stock sales..........................         1.4          1.2
  Real estate purchases..............................       (16.2)       (18.4)
  Real estate sales..................................         9.3         22.1
  Other invested assets purchases....................        (0.4)        (0.9)
  Proceeds from the sale of other invested assets....         0.3          1.3
  Mortgage loans issued..............................       (19.8)       (37.9)
  Mortgage loan repayments...........................        21.1         35.2
  Other, net.........................................        60.2         22.9
                                                      -----------  -----------
      NET CASH USED IN INVESTING ACTIVITIES..........       (42.8)         0.0
                                                      -----------  -----------
INCREASE IN CASH AND TEMPORARY CASH INVESTMENTS......         0.6         52.7
Cash and temporary cash investments at beginning of
 year................................................        76.0         23.3
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $      76.6  $      76.0
                                                      ===========  ===========


The accompanying notes are an integral part of the financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffilated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of the financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The significant accounting practices of the Company are as follows:

Basis of Presentation: The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners which are currently considered generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company. However, in April 1993, the Financial Accounting Standard Board (FASB) issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (Interpretation). The Interpretation, as amended, is effective for 1996 annual financial statements and thereafter, and no longer will allow statutory-basis financial statements to be described as being prepared in conformity with generally accepted accounting principles
(GAAP). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in conformity with GAAP, mutual life insurance companies will be required to adopt all applicable authoritative GAAP pronouncements in any general-purpose financial statements that they may issue. The Company has not quantified the effects of the application of the Interpretation on its financial statements.

The Company has not yet determined whether for general purposes it will continue to issue statutory-basis financial statements or statements adopting all applicable authoritative GAAP pronouncements. If the Company decides that its general-purpose financial statements will be prepared in accordance with GAAP rather than statutory accounting practices, the financial statements included herein would have to be restated to reflect all applicable authoritative GAAP pronouncements, including Statement of Financial Accounting Standards (SFAS) Nos. 60, 97, and 113.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bonds and stock values are carried as prescribed by the National Association of Insurance Commissioners (NAIC): bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight line basis.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1995, the IMR, net of 1995 amortization of $1.2 million, amounted to $6.9 million, which is included in policy reserves. The corresponding 1994 amounts were $1.1 million and $7.1 million, respectively.

Separate Accounts: Separate account assets (unit investment trusts valued at market) and separate account obligations (principally policyholder account values) are included as separate captions in the statements of financial position. The change in separate account surplus is recognized through direct charges or credits to unassigned deficit.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1995. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

Capital Gains and Losses: Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4-1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4-1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5-1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4-1/2% interest for policies issued in 1995.

Federal Income Taxes: Federal income taxes are provided in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock, its Parent, in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $32.2 million in 1995 and received tax benefits of $7.0 million in 1994.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

No provision is generally recognized for timing differences that may exist between financial reporting and taxable income or loss.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to the unassigned deficit. During 1994, the Company refined certain actuarial assumptions inherent in the calculation of preconversion yearly renewable term and gross premium deficiency reserves, resulting in a $2.7 million decrease in the unassigned deficit at December 31, 1994.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassifications: Certain 1994 amounts have been reclassified to permit comparison with the corresponding 1995 amounts.

NOTE 2--CAPITALIZATION

In prior years, the Company received capital contributions from John Hancock, with a portion of the contributed capital being credited to common stock, although no additional shares were issued. This practice, which is acceptable to statutory authorities, has the effect of stating the carrying value of issued shares of common stock at amounts other than $50 per share par value with the offset reflected in paid-in capital.

At December 31, 1994, the Company had 50,000 shares authorized with 20,000 shares issued and outstanding. On February 16, 1995, the Company issued the remaining 30,000 shares to John Hancock and transferred $22.5 million from common stock to paid-in capital. The par value per share is $50.

NOTE 3--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3--ACQUISITION--CONTINUED

(Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1995 and 1994. Unamortized goodwill at December 31, 1995 was $17.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Investment expenses............................................ $  5.1  $  3.4
Interest expense...............................................    0.0     0.2
Depreciation expense...........................................    1.0     0.6
Investment taxes...............................................    0.5     0.2
                                                                ------  ------
                                                                $  6.6  $  4.4
                                                                ======  ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Gains (losses) from asset sales................................ $  4.0  $ (1.6)
Capital gains (tax) credit.....................................   (2.5)    2.5
Net capital gains transferred to IMR...........................   (1.0)   (0.5)
                                                                ------  ------
  Net Realized Capital Gains................................... $  0.5  $  0.4
                                                                ======  ======

Net unrealized capital losses and other adjustments consist of the following items:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Gains (losses) from changes in security values and book value adjustments................................................... $ (0.2) $  0.7
Increase in asset valuation reserve............................   (2.8)   (2.2)
                                                                ------  ------
  Net Unrealized Capital Losses and Other Adjustments.......... $ (3.0) $ (1.5)
                                                                ======  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1995 and 1994 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $97.9 million and $117.0 million in 1995 and 1994, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $1.8 million and $6.0 million in 1995 and 1994, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

Effective January 1, 1994, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $32.7 million and $29.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.3 million and $26.9 million in 1995 and 1994, respectively.

NOTE 7--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                       Gross      Gross
                                           Statement Unrealized Unrealized  Fair
       Year Ended December 31, 1995          Value     Gains      Losses   Value
       ----------------------------        --------- ---------- ---------- ------
                                                       (In millions)
U.S. treasury securities and obligations
 of U.S. government corporations and
 agencies.................................  $ 89.0     $ 0.5      $ 0.0    $ 89.5
Obligations of states and political
 subdivisions.............................    11.4       1.1        0.0      12.5
Debt securities issued by foreign
 governments..............................     1.3       0.2        0.0       1.5
Corporate securities......................   445.6      44.1        1.6     488.1
Mortgage-backed securities................     5.5       0.3        0.1       5.7
                                            ------     -----      -----    ------
  Totals..................................  $552.8     $46.2      $ 1.7    $597.3
                                            ======     =====      =====    ======
                                                       Gross      Gross
                                           Statement Unrealized Unrealized  Fair
       Year Ended December 31, 1994          Value     Gains      Losses   Value
       ----------------------------        --------- ---------- ---------- ------
                                                       (In millions)
U.S. treasury securities and obligations
 of U.S. government corporations and
 agencies.................................  $ 10.4     $ 0.0      $ 0.5    $  9.9
Obligations of states and political
 subdivisions.............................    11.6       0.2        0.1      11.7
Debt securities issued by foreign
 governments..............................     1.3       0.0        0.0       1.3
Corporate securities......................   431.9      10.5        9.9     432.5
Mortgage-backed securities................     3.1       0.1        0.1       3.1
                                            ------     -----      -----    ------
  Totals..................................  $458.3     $10.8      $10.6    $458.5
                                            ======     =====      =====    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

The statement value and fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement  Fair
                                                                 Value   Value
                                                               --------- ------
                                                                (In millions)
Due in one year or less.......................................  $ 18.7   $ 19.8
Due after one year through five years.........................   266.8    278.6
Due after five years through ten years........................   153.1    167.4
Due after ten years...........................................   108.7    125.8
                                                                ------   ------
                                                                 547.3    591.6
Mortgage-backed securities....................................     5.5      5.7
                                                                ------   ------
                                                                $552.8   $597.3
                                                                ======   ======

Proceeds from sales of bonds during 1995 and 1994 were $18.9 million and $23.1 million, respectively. Gross gains of $0.2 million in 1995 and $0.0 million in 1994 and gross losses of $0.1 million in 1995 and $0.1 million in 1994 were realized on these transactions.

The cost of common stocks was $0.1 million and $1.4 million at December 31, 1995 and 1994, respectively. Gross unrealized appreciation on common stocks totaled $1.7 million, and gross unrealized depreciation totaled $0.1 million at December 31, 1995. The fair value of preferred stock totaled $5.2 million at December 31, 1995 and $5.0 million at December 31, 1994.

Mortgage loans with outstanding principal balances of $1.1 million and bonds with amortized cost of $4.0 million were nonincome producing for the twelve months ended December 31, 1995.

At December 31, 1995, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement
     Property Type           Value
     -------------       -------------
                         (In millions)
Apartments..............    $ 52.1
Hotels..................       4.5
Industrial..............      25.4
Office buildings........      12.6
Retail..................      20.3
Agricultural............      19.8
Other...................      12.0
                            ------
                            $146.7
                            ======

       Geographic          Statement
     Concentration           Value
     -------------       -------------
                         (In millions)
East North Central......    $ 30.1
East South Central......       1.9
Middle Atlantic.........      10.5
Mountain................      11.8
New England.............      19.8
Pacific.................      41.6
South Atlantic..........      31.0
                            ------
                            $146.7
                            ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

At December 31, 1995, the fair values of the commercial and agricultural mortgage loans portfolios were $132.1 million and $22.2 million, respectively. The corresponding amounts as of December 31, 1994 were approximately $118.8 million and $27.3 million, respectively.

NOTE 8--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1995 were $72.4 million, $8.7 million, and $12.1 million, respectively. The corresponding amounts in 1994 were $67.5 million, $12.3 million, and $16.3 million, respectively.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

NOTE 9--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUND

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1995 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment.......................      $  0.0          0.0%
  At book value less surrender charge................       115.4         99.1
                                                           ------        -----
  Total with adjustment..............................       115.4         99.1
  Subject to discretionary withdrawal (without
   adjustment) at book value.........................         1.0          0.9
Not subject to discretionary withdrawal..............         0.0          0.0
                                                           ------        -----
Total annuity reserves and deposit liabilities.......      $116.4        100.0%
                                                           ======        =====

NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $16.6 million and $5.4 million, respectively, at December 31, 1995. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The fair value of the commitments described above is $23.8 million at December 31, 1995. The majority of these commitments expire in 1996.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1995. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3-1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3-1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Home Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to reflect the correct age or sex.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Home Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3-1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

           APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including JHVLICO's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .53%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .15%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- ---------  ---------  ---------- ---------  ---------  ----------  ---------  ---------  ----------
   1           945       100,000    100,000     100,000       324         357         390         0           0           0
   2         1,937       100,000    100,000     100,000       874         969       1,067       304         399         497
   3         2,979       100,000    100,000     100,000     1,408       1,599       1,806       703         894       1,101
   4         4,073       100,000    100,000     100,000     1,925       2,248       2,612     1,085       1,408       1,772
   5         5,222       100,000    100,000     100,000     2,422       2,915       3,491     1,747       2,240       2,816
   6         6,428       100,000    100,000     100,000     2,900       3,599       4,450     2,090       2,789       3,640
   7         7,694       100,000    100,000     100,000     3,356       4,300       5,495     2,546       3,490       4,685
   8         9,024       100,000    100,000     100,000     3,790       5,018       6,635     3,070       4,298       5,915
   9        10,420       100,000    100,000     100,000     4,199       5,750       7,879     3,569       5,120       7,249
  10        11,886       100,000    100,000     100,000     4,595       6,512       9,257     4,055       5,972       8,717
  11        13,425       100,000    100,000     100,000     5,011       7,340      10,817     4,561       6,890      10,367
  12        15,042       100,000    100,000     100,000     5,402       8,189      12,532     5,087       7,874      12,217
  13        16,739       100,000    100,000     100,000     5,768       9,061      14,416     5,588       8,881      14,236
  14        18,521       100,000    100,000     100,000     6,107       9,955      16,491     6,107       9,955      16,491
  15        20,392       100,000    100,000     100,000     6,417      10,871      18,777     6,417      10,871      18,777
  16        22,356       100,000    100,000     100,000     6,697      11,809      21,296     6,697      11,809      21,296
  17        24,419       100,000    100,000     100,000     6,937      12,761      24,071     6,937      12,761      24,071
  18        26,585       100,000    100,000     100,000     7,132      13,724      27,128     7,132      13,724      27,128
  19        28,859       100,000    100,000     100,000     7,276      14,692      30,497     7,276      14,692      30,497
  20        31,247       100,000    100,000     100,000     7,363      15,663      34,216     7,363      15,663      34,216
  25        45,102       100,000    100,000     100,000     6,718      20,378      59,759     6,718      20,378      59,759
  30        62,785       100,000    100,000     113,336     3,349      24,174     103,587     3,349      24,174     103,587
  35        85,353       100,000    100,000     184,056         0      25,039     176,162         0      25,039     176,162
  40       141,828       100,000    100,000     280,378         0      41,908     289,812         0      41,908     289,812
  45       213,905       100,000    100,000     455,864         0      38,476     479,883         0      38,476     479,883

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,669 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,669 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES GUARANTEED CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- ---------  ---------  ---------- ---------  ---------  ----------  ---------  ---------  ----------
   1           945       100,000    100,000     100,000       276         308         339         0           0           0
   2         1,937       100,000    100,000     100,000       780         868         960        10          98         190
   3         2,979       100,000    100,000     100,000     1,267       1,444       1,637       362         539         732
   4         4,073       100,000    100,000     100,000     1,737       2,037       2,374       697         997       1,334
   5         5,222       100,000    100,000     100,000     2,189       2,643       3,176     1,014       1,468       2,001
   6         6,428       100,000    100,000     100,000     2,621       3,266       4,050     1,311       1,956       2,740
   7         7,694       100,000    100,000     100,000     3,032       3,901       5,001     1,822       2,691       3,791
   8         9,024       100,000    100,000     100,000     3,422       4,549       6,037     2,302       3,429       4,917
   9        10,420       100,000    100,000     100,000     3,787       5,209       7,165     2,857       4,279       6,235
  10        11,886       100,000    100,000     100,000     4,129       5,881       8,395     3,589       5,341       7,855
  11        13,425       100,000    100,000     100,000     4,444       6,563       9,735     3,994       6,113       9,285
  12        15,042       100,000    100,000     100,000     4,730       7,253      11,196     4,415       6,938      10,881
  13        16,739       100,000    100,000     100,000     4,987       7,950      12,791     4,807       7,770      12,611
  14        18,521       100,000    100,000     100,000     5,212       8,654      14,533     5,212       8,654      14,533
  15        20,392       100,000    100,000     100,000     5,402       9,361      16,437     5,402       9,361      16,437
  16        22,356       100,000    100,000     100,000     5,556      10,070      18,518     5,556      10,070      18,518
  17        24,419       100,000    100,000     100,000     5,668      10,775      20,794     5,668      10,775      20,794
  18        26,585       100,000    100,000     100,000     5,730      11,470      23,281     5,730      11,470      23,281
  19        28,859       100,000    100,000     100,000     5,740      12,151      26,003     5,740      12,151      26,003
  20        31,247       100,000    100,000     100,000     5,687      12,808      28,981     5,687      12,808      28,981
  25        45,102       100,000    100,000     100,000     4,260      15,502      48,878     4,260      15,502      48,878
  30        62,785       100,000    100,000     100,000         0      16,137      81,951         0      16,137      81,951
  35        85,353       100,000    100,000     143,628         0      11,746     136,975         0      11,746     136,975
  40       150,250       100,000    100,000     213,502         0      17,618     219,650         0      17,618     219,650
  45       233,078       100,000    100,000     339,199         0           0     355,463         0           0     355,463

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,121 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,121 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 5% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000
$900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- ---------  ---------  ---------- ---------  ---------  ----------  ---------  ---------  ----------
   1           945       100,000    100,000     100,000       324         357         390         0           0           0
   2         1,937       100,000    100,000     100,000       874         969       1,067       304         399         497
   3         2,979       100,000    100,000     100,000     1,408       1,599       1,806       703         894       1,101
   4         4,073       100,000    100,000     100,000     1,925       2,248       2,612     1,085       1,408       1,772
   5         5,222       100,000    100,000     100,000     2,422       2,915       3,491     1,747       2,240       2,816
   6         6,428       100,000    100,000     100,000     2,900       3,599       4,450     2,090       2,789       3,640
   7         7,694       100,000    100,000     100,000     3,356       4,300       5,495     2,546       3,490       4,685
   8         9,024       100,000    100,000     100,000     3,790       5,018       6,635     3,070       4,298       5,915
   9        10,420       100,000    100,000     100,000     4,199       5,750       7,879     3,569       5,120       7,249
  10        11,886       100,000    100,000     100,000     4,595       6,512       9,257     4,055       5,972       8,717
  11        13,425       100,000    100,000     100,000     5,011       7,340      10,817     4,561       6,890      10,367
  12        15,042       100,000    100,000     100,000     5,402       8,189      12,532     5,087       7,874      12,217
  13        16,739       100,000    100,000     100,000     5,768       9,061      14,416     5,588       8,881      14,236
  14        18,521       100,000    100,000     100,000     6,107       9,955      16,491     6,107       9,955      16,491
  15        20,392       100,000    100,000     100,000     6,417      10,871      18,777     6,417      10,871      18,777
  16        22,356       100,000    100,000     100,000     6,697      11,809      21,296     6,697      11,809      21,296
  17        24,419       100,000    100,000     100,429     6,937      12,761      24,067     6,937      12,761      24,067
  18        26,585       100,000    100,000     101,583     7,132      13,724      27,110     7,132      13,724      27,110
  19        28,859       100,000    100,000     102,974     7,276      14,692      30,455     7,276      14,692      30,455
  20        31,247       100,000    100,000     104,634     7,363      15,663      34,130     7,363      15,663      34,130
  25        45,102       100,000    100,000     118,228     6,718      20,378      58,815     6,718      20,378      58,815
  30        62,785       100,000    100,000     145,213     3,349      24,174      98,913     3,349      24,174      98,913
  35        85,353       100,000    100,000     195,019         0      25,039     164,363         0      25,039     164,363
  40       141,828       100,000    108,742     271,051         0      40,240     268,004         0      40,240     268,004
  45       213,905       100,000    100,000     420,999         0      35,231     441,005         0      35,231     441,005

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,669 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,669 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES GUARANTEED CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- ---------  --------   ---------  --------   --------   ---------   --------   --------   ---------
   1           945       100,000    100,000     100,000       276         308         339         0           0           0
   2         1,937       100,000    100,000     100,000       780         868         960        10          98         190
   3         2,979       100,000    100,000     100,000     1,267       1,444       1,637       362         539         732
   4         4,073       100,000    100,000     100,000     1,737       2,037       2,374       697         997       1,334
   5         5,222       100,000    100,000     100,000     2,189       2,643       3,176     1,014       1,468       2,001
   6         6,428       100,000    100,000     100,000     2,621       3,266       4,050     1,311       1,956       2,740
   7         7,694       100,000    100,000     100,000     3,032       3,901       5,001     1,822       2,691       3,791
   8         9,024       100,000    100,000     100,000     3,422       4,549       6,037     2,302       3,429       4,917
   9        10,420       100,000    100,000     100,000     3,787       5,209       7,165     2,857       4,279       6,235
  10        11,886       100,000    100,000     100,000     4,129       5,881       8,395     3,589       5,341       7,855
  11        13,425       100,000    100,000     100,000     4,444       6,563       9,735     3,994       6,113       9,285
  12        15,042       100,000    100,000     100,000     4,730       7,253      11,196     4,415       6,938      10,881
  13        16,739       100,000    100,000     100,000     4,987       7,950      12,791     4,807       7,770      12,611
  14        18,521       100,000    100,000     100,000     5,212       8,654      14,533     5,212       8,654      14,533
  15        20,392       100,000    100,000     100,000     5,402       9,361      16,437     5,402       9,361      16,437
  16        22,356       100,000    100,000     100,000     5,556      10,070      18,518     5,556      10,070      18,518
  17        24,419       100,000    100,000     100,000     5,668      10,775      20,794     5,668      10,775      20,794
  18        26,585       100,000    100,000     100,000     5,730      11,470      23,281     5,730      11,470      23,281
  19        28,859       100,000    100,000     100,000     5,740      12,151      26,003     5,740      12,151      26,003
  20        31,247       100,000    100,000     100,182     5,687      12,808      28,977     5,687      12,808      28,977
  25        45,102       100,000    100,000     109,219     4,260      15,502      48,508     4,260      15,502      48,508
  30        62,785       100,000    100,000     127,782         0      16,137      79,087         0      16,137      79,087
  35        85,353       100,000    100,000     162,226         0      11,746     127,267         0      11,746     127,267
  40       150,250       100,000    100,000     210,665         0      17,029     199,949         0      17,029     199,949
  45       233,078       100,000    100,000     311,776         0           0     318,296         0           0     318,296

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,121 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,121 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- ---------  --------   ---------  --------   --------   ---------   --------   --------   ---------
   1           945       100,000    100,000     100,000        324        357         390          0          0           0
   2         1,937       100,000    100,000     100,000        874        969       1,067        304        399         497
   3         2,979       100,000    100,000     100,000      1,408      1,599       1,806        703        894       1,101
   4         4,073       100,000    100,000     100,000      1,925      2,248       2,612      1,085      1,408       1,772
   5         5,222       100,000    100,000     100,000      2,422      2,915       3,491      1,747      2,240       2,816
   6         6,428       100,000    100,000     100,000      2,900      3,599       4,450      2,090      2,789       3,640
   7         7,694       100,000    100,000     100,000      3,356      4,300       5,495      2,546      3,490       4,685
   8         9,024       100,000    100,000     100,000      3,790      5,018       6,635      3,070      4,298       5,915
   9        10,420       100,000    100,000     100,000      4,199      5,750       7,879      3,569      5,120       7,249
  10        11,886       100,000    100,000     100,000      4,595      6,512       9,257      4,055      5,972       8,717
  11        13,425       100,000    100,000     100,000      5,011      7,340      10,817      4,561      6,890      10,367
  12        15,042       100,000    100,000     100,000      5,402      8,189      12,532      5,087      7,874      12,217
  13        16,739       100,000    100,000     100,000      5,768      9,061      14,416      5,588      8,881      14,236
  14        18,521       100,000    100,000     100,000      6,107      9,955      16,491      6,107      9,955      16,491
  15        20,392       100,000    100,000     100,000      6,417     10,871      18,777      6,417     10,871      18,777
  16        22,356       100,000    100,000     100,000      6,697     11,809      21,296      6,697     11,809      21,296
  17        24,419       100,000    100,000     100,000      6,937     12,761      24,071      6,937     12,761      24,071
  18        26,585       100,000    100,000     100,000      7,132     13,724      27,128      7,132     13,724      27,128
  19        28,859       100,000    100,000     100,000      7,276     14,692      30,497      7,276     14,692      30,497
  20        31,247       100,000    100,000     100,000      7,363     15,663      34,216      7,363     15,663      34,216
  25        45,102       100,000    100,000     106,844      6,718     20,378      59,544      6,718     20,378      59,544
  30        62,785       100,000    100,000     157,187      3,349     24,174      99,472      3,349     24,174      99,472
  35        85,353       100,000    100,000     226,216          0     25,039     160,455          0     25,039     160,455
  40       141,828       100,000    100,000     315,462     16,458     49,738     246,300     16,458     49,738     246,300
  45       213,905       100,000    100,000     440,024     31,466     82,761     372,299     31,466     82,761     372,299

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,669 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,669 at 6% and $0 at 12%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES GUARANTEED CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)

                              Death Benefit(3)                 Account Value(3)                 Surrender Value(3)
                       -------------------------------- --------------------------------  --------------------------------
           Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of   Accumulated    Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy  At 5% Interest -------------------------------- --------------------------------  --------------------------------
 Year    Per Year(2)   0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross   12% Gross
------  -------------- --------   --------   ---------  --------   --------   ---------   --------   --------   ---------
   1           945       100,000    100,000     100,000        276        308         339          0          0           0
   2         1,937       100,000    100,000     100,000        780        868         960         10         98         190
   3         2,979       100,000    100,000     100,000      1,267      1,444       1,637        362        539         732
   4         4,073       100,000    100,000     100,000      1,737      2,037       2,374        697        997       1,334
   5         5,222       100,000    100,000     100,000      2,189      2,643       3,176      1,014      1,468       2,001
   6         6,428       100,000    100,000     100,000      2,621      3,266       4,050      1,311      1,956       2,740
   7         7,694       100,000    100,000     100,000      3,032      3,901       5,001      1,822      2,691       3,791
   8         9,024       100,000    100,000     100,000      3,422      4,549       6,037      2,302      3,429       4,917
   9        10,420       100,000    100,000     100,000      3,787      5,209       7,165      2,857      4,279       6,235
  10        11,886       100,000    100,000     100,000      4,129      5,881       8,395      3,589      5,341       7,855
  11        13,425       100,000    100,000     100,000      4,444      6,563       9,735      3,994      6,113       9,285
  12        15,042       100,000    100,000     100,000      4,730      7,253      11,196      4,415      6,938      10,881
  13        16,739       100,000    100,000     100,000      4,987      7,950      12,791      4,807      7,770      12,611
  14        18,521       100,000    100,000     100,000      5,212      8,654      14,533      5,212      8,654      14,533
  15        20,392       100,000    100,000     100,000      5,402      9,361      16,437      5,402      9,361      16,437
  16        22,356       100,000    100,000     100,000      5,556     10,070      18,518      5,556     10,070      18,518
  17        24,419       100,000    100,000     100,000      5,668     10,775      20,794      5,668     10,775      20,794
  18        26,585       100,000    100,000     100,000      5,730     11,470      23,281      5,730     11,470      23,281
  19        28,859       100,000    100,000     100,000      5,740     12,151      26,003      5,740     12,151      26,003
  20        31,247       100,000    100,000     100,000      5,687     12,808      28,981      5,687     12,808      28,981
  25        45,102       100,000    100,000     100,000      4,260     15,502      48,878      4,260     15,502      48,878
  30        62,785       100,000    100,000     127,227          0     16,137      80,198          0     16,137      80,198
  35        85,353       100,000    100,000     179,420          0     11,746     126,722          0     11,746     126,722
  40       150,250       100,000    100,000     242,854      6,580     33,247     188,376      6,580     33,247     188,376
  45       233,078       100,000    100,000     327,728     11,538     57,014     275,621     11,538     57,014     275,621

--------
(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently that annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,121 after age
    70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,121 at 6% and $0 at 12%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      LOGO



        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8144 5/95
     (94-85)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus consisting of 59 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

1.A.  (1)  JHVLICO Board Resolution establishing the separate account.

      (2)   Not Applicable

      (3)   (a) Distribution Agreement including Amendment.

            (b) Specimen Variable Contracts Selling Agreement between John
                Hancock Mutual Life Insurance Company and selling broker-dealers.

            (c) Schedule of sales commissions included in Exhibit I. A. (3) (a)
                above.

      (4)   Not Applicable

      (5) Form of scheduled premium variable life insurance policy, included in the initial registration statement of this Account for scheduled premium policies, filed February 22, 1994.

      (6)   (a) JHVLICO Certificate of Incorporation.

            (b) JHVLICO By-laws.

      (7)   Not Applicable.

      (8)   Not Applicable.

      (9)   Not Applicable.

      (10) Form of application for Policy, included in the initial Registration statement of this Account for scheduled premium policies, filed February 22, 1994.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Registration Statement, filed July 14, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii).

9. Powers of attorney for Cleary, Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer, and Paster.

10. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

11. Exemptive Relief Relied Upon.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                          By            HENRY D. SHAW
                                 ----------------------------------
                                        Henry D. Shaw
                                          President



Attest:      FRANCIS C. CLEARY, JR.
          ---------------------------------
             Francis C. Cleary, Jr.
                    Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                              Title                     Date
-------------------------  -------------------------------  ----------------
-------------------------
David F. D'Alessandro      Chairman of the Board            February ,1996

HENRY D. SHAW              Vice Chairman of the Board
-------------------------
Henry D. Shaw              and President(Acting Principal
                           Executive Officer)               February 29,1996
ROBERT S. PASTER
-------------------------
Robert S. Paster           Director                         February 29,1996

ROBERT R. REITANO          Director(Principal
-------------------------
Robert R. Reitano          Financial Officer)               February 29,1996

FRANCIS C. CLEARY, JR.
-------------------------
Francis C. Cleary, Jr      Director                         February 29,1996

-------------------------
Thomas J. Lee              Director                         February  , 1996

MICHELE VAN LEER
-------------------------
Michele Van Leer           Director                         February 29,1996

JOSEPH A. TOMLINSON
-------------------------
Joseph A. Tomlinson        Director                         February 29,1996

BARBARA L. LUDDY
-------------------------
Barbara L. Luddy           Director                         February 29,1996

PATRICK F. SMITH           Controller (Principal
-------------------------
Patrick F. Smith           Accounting Officer)              February 29,1996

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Life Account V, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.



                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                          By            HENRY D. SHAW
                                 -------------------------------
                                        Henry D. Shaw
                                          President



Attest:      FRANCIS C. CLEARY, JR.
        --------------------------------
             Francis C. Cleary, Jr.
                   Counsel



FCC0201.DOC